Exhibit 99(a)

Household Finance Corporation
Household Automotive Trust 2002-3
---------------------------------


Original Principal Class A
   Class A-1                             285,000,000
   Class A-2-A                           125,000,000
   Class A-2-B                           268,000,000
   Class A-3-A                           125,000,000
   Class A-3-B                           234,000,000
   Class A-4-A                           238,000,000
   Class A-4-B                           125,000,000
Number of Class A Bonds (000's)
   Class A-1                                 285,000
   Class A-2-A                               125,000
   Class A-2-B                               268,000
   Class A-3-A                               125,000
   Class A-3-B                               234,000
   Class A-4-A                               238,000
   Class A-4-B                               125,000


Distribution Date                                             2002 Totals
Days

CLASS A
Class A-1 Principal Distribution                               21,530,661.55
Class A-1 Interest Distribution                                   223,843.75

Class A-2-A Principal Distribution                                      0.00
Class A-2-A Interest Distribution                                 134,027.78

Class A-2-B Principal Distribution                                      0.00
Class A-2-B Interest Distribution                                 223,333.33

Class A-3-A Principal Distribution                                      0.00
Class A-3-A Interest Distribution                                 190,972.22

Class A-3-B Principal Distribution                                      0.00
Class A-3-B Interest Distribution                                 204,100.00

Class A-4-A Principal Distribution                                      0.00
Class A-4-A Interest Distribution                                 454,844.44

Class A-4-B Principal Distribution                                      0.00
Class A-4-B Interest Distribution                                 119,444.44